SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                            Reported): May 30, 2001


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)

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
                  Delaware                               333-49820                         13-3320910
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       (State or Other Jurisdiction of                   (Commission              (I.R.S. Employer Identification No.)
               Incorporation)                           File Number)

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                               11 Madison Avenue
                           New York, New York 10010
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000


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Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   Exhibits:

          5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

          8.1   Tax  Opinion  of Sidley  Austin  Brown & Wood LLP  (included  in
                Exhibit 5.1)

          23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
                5.1 and 8.1)




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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CREDIT SUISSE FIRST BOSTON MORTGAGE
                                                     SECURITIES CORP.


                                                      By:/s/ Kari S. Roberts
                                                         Name:Kari Roberts
                                                         Title: Vice President



Dated:  May 30, 2001


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                                 Exhibit Index

Exhibit                                                                   Page


5.1   Legality Opinion of Sidley Austin Brown & Wood LLP
5

8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1) 5

23.1  Consent of Sidley  Austin Brown & Wood LLP  (included in Exhibits 5.1 and
      8.1)
5




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